Exhibit 10.2

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

Execution Copy

Amendment No. 3 to

Collaboration and License Agreement

This Amendment No. 3 (this “Amendment No. 3”) to the Collaboration and License Agreement dated as of January 8, 2011 and previously amended on July 23, 2013 and February 24, 2014 (as so amended, the “Agreement”), by and between Epizyme, Inc., a Delaware corporation having its principal place of business at 400 Technology Square, 4th Floor, Cambridge, Massachusetts 02139 USA (“EPIZYME”) and Glaxo Group Limited, a company existing under the laws of England, having its registered office at Glaxo Wellcome House, 980 Great West Road, Brentford, Middlesex, TW8 9GS, England (“GSK”) is effective as of March 18, 2014 (the “Amendment No. 3 Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties desire to amend certain terms of the Agreement relating to the Selected Target(s) [**] and [**];

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

1.	Amendment of Development Candidate Selection Criteria for Compounds Directed to [**] and [**]. The Development Candidate Selection Criteria for Compounds directed to [**]and [**] are hereby amended and restated in their entirety as set forth on Exhibit A hereto. The Development Candidate Selection Criteria shall remain as set forth in the Agreement immediately prior to the Amendment No. 3 Effective Date with respect to Selected Targets other than [**] and [**].

2. Amendment of Licensed Compound Definition for Compounds Directed to [**]. The “Licensed Compound” definition for Compounds directed to [**] is hereby amended and restated in its entirety to read as follows:

““Licensed Compound(s)” means any Compound that is:

(a) synthesized or identified by either Party (or by any of its respective Affiliates or any Third Party working with or on behalf of such Party or any of its respective Affiliates) in the conduct of the Collaboration;

(b) determined to have both an in vitro IC50 enzymatic potency and an RGG cellular assay EC30 potency of less than or equal to [**] with respect to [**]; and

(c) for any Compound synthesized or identified by EPIZYME, covered generically or specifically under the Patents listed in Exhibit B. For clarity, for purposes of this definition only, Compounds not covered generically or specifically under the Patents listed in Exhibit B, but covered generically or specifically under other EPIZYME patent filings shall be deemed to have been synthesized or identified by EPIZYME and not by GSK, and such Compounds shall not be considered Licensed Compounds unless otherwise agreed by EPIZYME.”

The “Licensed Compound(s)” definition shall remain as set forth in the Agreement immediately prior to the Amendment No. 3 Effective Date with respect to Compounds directed to Selected Targets other than [**].

3.	Amendments to Financial and Diligence Terms of the Agreement Relating to [**].

a.	In partial consideration for the rights and licenses granted to GSK, including the amendments thereto set forth in this Amendment No. 3, GSK shall pay to EPIZYME a non-refundable, non-creditable payment of Three Million U.S. Dollars (US$3,000,000). Such payment shall be payable by wire transfer of immediately available funds in accordance with wire transfer instructions of EPIZYME provided in writing to GSK on or prior to the Amendment No. 3 Effective Date. Such payment shall be made within [**] Business Days after GSK’s receipt of an invoice from EPIZYME on or after the Amendment No. 3 Effective Date, which invoice shall be sent in PDF format to [**] with a copy to [**].

b.	The Parties hereby agree to and adopt the amended and restated Research Plan and the budget of FTE Costs and Out-of-Pocket Costs for the fourth (4th) year of the Research Term attached as Exhibit C hereto, and the terms of the Agreement shall apply to the conduct thereof.

c.	Solely with respect to Licensed Products directed to [**], the diligence provision in Section 3.2 of the Agreement shall be amended to include the following in addition to the existing diligence obligations set forth therein:

i.	Without limiting GSK’s obligation to use Commercially Reasonable Efforts to further Develop Development Candidates directed to [**], GSK shall be required to achieve the milestone event [**]” set forth in Section 6.5.1 as amended below (“Specific Diligence Requirement”) within [**] (“Specific Diligence Period”).

ii.	If safety issues are first identified during the Specific Diligence Period with respect to the Development Candidate in the course of performing a GLP Toxicology Study, then (1) GSK shall give EPIZYME prompt written notice describing such safety issues in sufficient detail for EPIZYME to understand their nature, and GSK’s anticipated timeline for resolving them, and (2) the Specific Diligence Period will be suspended for such period of time as is required to either i) resolve such safety issues with respect to such Development Candidate and progress it to the same stage of development as it was when it was determined to be unsafe for progression or ii) progress another Development Candidate to the same stage of development as the first Development Candidate was when it was determined to be unsafe for progression.

iii.	If at the expiration of the fourth (4th) year of the of the Research Term, the milestone event [**] has not been achieved, then the Specific Diligence Period shall be extended for such period of time as is required for GSK to advance the Licensed Compounds to achievement of such milestone event and GSK shall keep EPIZYME reasonably apprised of GSK’s progress toward achievement of such milestone. For illustrative purposes only, if GSK requires [**], then the Specific Diligence Period shall be extended to cover the period commencing on the date that is [**].

iv.	If GSK fails to achieve the Specific Diligence Requirement within the Specific Diligence Period, then, within [**] Business Days after expiration of the Specific Diligence Period (the “Diligence Notice Period”), GSK shall elect one of the following three options, and shall notify EPIZYME in writing of such election: (a) eliminate the Specific Diligence Requirement, (b) extend the Specific Diligence Period by [**], or (c) terminate the [**] program. The following provisions shall apply to the option selected by GSK:

a.	If GSK elects to eliminate the Specific Diligence Requirement, then GSK shall pay EPIZYME [**] Dollars (US$[**]) within [**] days after receipt of an invoice from EPIZYME. Upon EPIZYME’s receipt of the payment, the Specific Diligence Requirement shall be deemed satisfied and the corresponding milestone payment set forth in Section 6.5.1 as amended below for such Specific Diligence Requirement shall be deemed to have been paid by GSK to EPIZYME.

b.	If GSK elects to extend the Specific Diligence Period, then GSK shall pay EPIZYME [**] Dollars (US$[**]) within [**] days after receipt of an invoice from EPIZYME. Upon EPIZYME’s receipt of the payment, the Specific Diligence Period shall be extended by [**] (“Extended Specific Diligence Period”).

c.	If GSK elects to terminate the [**] program, then [**] shall cease to be a Selected Target, GSK shall have no further rights under the Agreement to [**] or any Licensed Compounds directed to [**] and EPIZYME shall have the right, at its election, to any or all of the reversion rights set forth in Section 12.5.1 of the Agreement on the terms set forth therein, with respect to [**].

If GSK either fails to notify EPIZYME in writing during the Diligence Notice Period of GSK’s election of one of the foregoing three options, or GSK notifies EPIZYME in writing during the Diligence Notice Period of GSK’s election of option iv.(a) or option iv.(b) above, but GSK fails to pay the applicable payment thereunder within the applicable payment period specified therein, then GSK shall be deemed to have elected option iv.(c).

v.	In the event that GSK elects option iv.(b) above and timely pays EPIZYME the [**] Dollars (US$[**]), and thereafter GSK fails to achieve the Specific Diligence Requirement within the Extended Specific Diligence Period, then within [**] Business Days after expiration of the Extended Specific Diligence Period (the “Extended Diligence Notice Period”), GSK shall notify EPIZYME in writing of its election of either option iv.(a) or option iv.(c) above. If GSK either fails to notify EPIZYME in writing during the Extended Diligence Notice Period of GSK’s election of option iv.(a) or option iv.(c), or GSK notifies EPIZYME in writing during the Extended Diligence Notice Period of GSK’s election of option iv.(a), but GSK fails to pay the applicable payment thereunder within the applicable payment period specified therein, then GSK shall be deemed to have elected option iv.(c).

vi.	Paragraphs iv and v above set forth the sole and exclusive process, including GSK’s sole and exclusive liabilities and EPIZYME’s sole and exclusive remedies, for GSK’s failure to meet the Specific Diligence Requirements for whatever reason, including lack of Commercially Reasonable Efforts, in accordance with paragraphs i, ii and iii above.

vii.	Section 3.2 of the Agreement shall remain unchanged with respect to Licensed Products directed to Selected Targets other than [**].

d.	Section 6.5.1 of the Agreement is hereby amended to provide for the payment by GSK to EPIZYME of the following non-refundable, non-creditable milestone payments upon the first achievement of the milestone events set forth below with respect to Licensed Compounds or Licensed Products directed to [**], on the payment terms set forth in Section 6.5 and other payment provisions of the Agreement (and, for the avoidance of doubt, the provisions of Sections 6.5.2 and 6.5.3 of the Agreement shall apply to such milestone event and milestone payments, except that the reference in Section 6.5.3 to “[**]” shall be replaced with “[**]”):

Milestone Events – Table 1	Milestone Payment ($[**])
[**]	[**]

[**]	[**]

[**]	[**]

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[**] Milestone Events – Table 2	Milestone Payment ($[**])
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[**]	[**]
[**]	[**]
[**]	[**]

For clarity, the [**] for which milestones are payable under Table 2 is understood and agreed by the Parties to mean [**] for which milestones are paid under Table 1. For illustrative purposes only, the [**], such as [**].

Solely for purposes of the payment of milestones set forth in Table 2, “[**].

The foregoing milestone events and milestone payments are in lieu of the milestone events and milestone payments set forth in Section 6.5.1 of the Agreement solely as they apply to Licensed Compounds and Licensed Products directed to [**]; provided that, milestones (2) and (4) in Section 6.5.1 of the Agreement shall remain unchanged; and provided further that, the milestone events and milestone payments set forth in Section 6.5.1 of the Agreement shall remain unchanged for Selected Targets other than [**] and Licensed Compounds and Licensed Products directed to Selected Targets other than [**].

e.	Section 6.7 of the Agreement is hereby amended to provide for the payment by GSK to EPIZYME of the following non-refundable, non-creditable sales milestone payments upon the first achievement of the milestone events set forth below with respect to [**], on the payment terms set forth in Section 6.7 and other payment provisions of the Agreement (except that the reference to “[**]” shall be replaced with [**]):

Sales Milestone Event	Milestone Payment ($[**])
First Calendar Year in which aggregate world-wide Net Sales of Licensed Product(s) directed to [**] are greater than or equal to $[**]	[**]
First Calendar Year in which aggregate world-wide Net Sales of Licensed Product(s) directed to [**] are greater than or equal to $[**]	[**]
First Calendar Year in which aggregate world-wide Net Sales of Licensed Product(s) directed [**] are greater than or equal to $[**]	[**]

The foregoing milestone events and milestone payments are in lieu of the milestone events and milestone payments set forth in Section 6.7 of the Agreement with respect to [**]; provided that, the milestone events and milestone payments set forth in Section 6.7 of the Agreement shall remain unchanged for Licensed Products directed to Selected Targets other than [**].

f.	Section 6.8.1 of the Agreement is hereby amended to provide for the payment by GSK to EPIZYME of the following incremental royalties on worldwide Annual Net Sales of Licensed Products directed to [**], on a Licensed Product-by-Licensed Product basis, on the payment terms set forth in Section 6.8 and other payment provisions of the Agreement:

Worldwide Annual Net Sales	Royalty
Portion up to but not including $[**]	[**]	%
Portion equal to or greater than $[**] up to but not including $[**]	[**]	%
Portion equal to or greater than $[**]	[**]	%

The foregoing royalties are in lieu of the royalties set forth in Section 6.8.1 of the Agreement solely with respect to Net Sales of Licensed Products directed to [**]; provided that, the royalties set forth in Section 6.8.1 of the Agreement shall remain unchanged for Net Sales of Licensed Products directed to Selected Targets other than [**].

4. Termination of January 6 Letter. This Amendment No. 3 terminates and supersedes the letter between the Parties dated January 6, 2014 (the “January 6 Letter”) regarding a proposed amendment of the Agreement with respect to [**], and the subsequent letters between the Parties dated February 27, 2014 and March 7, 2014 and March 14, 2014 extending the Interim Period (as defined in the January 6 Letter). From and after the Amendment No. 3 Effective Date, the January 6 Letter and such subsequent extension letters shall have no further force or effect and, for the avoidance of doubt, [**] will not have ceased to be a Selected Target.

5. Miscellaneous. The Parties hereby confirm and agree that, as amended herein, the Agreement remains in full force and effect. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 3 to be executed by their duly authorized representatives.

EPIZYME, INC.		GLAXO GROUP LIMITED

By:	/s/ Jason Rhodes	By:	/s/ Paul Williamson
Name:	Jason Rhodes	Name:	Paul Williamson
Title:	President & CFO	Title:	Authorized Signatory for and on behalf of
The Wellcome Foundation Limited, Corporate Director
Date:	3/18/14	Date:	3/18/14

Exhibit A:

Amendment to DC criteria for [**] (page 1 of 2)

[**] Amended DC Criteria

Criteria to reach milestone
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Criteria to reach milestone
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Exhibit A:

Amendment to DC criteria for [**] (page 2 of 2)

[**] Amended DC Criteria

Criteria to reach milestone
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Criteria to reach milestone
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Exhibit B

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Exhibit C – Page 1 of 3

[**] Research Plan Summary

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**]

EXHIBIT C – PAGE 2 of 3

[**] Timeline and 2014 Budget Summary

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**]

2

EXHIBIT C – PAGE 3 of 3

[**] 2014 Budget – Detailed Summary

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of one page was omitted. [**]

3